                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest reported) SEPTEMBER 11, 2001



MACKENZIE INVESTMENT MANAGEMENT INC.
(Exact name of registrant as specified in its chapter)



DELAWARE                            000-17994                  59-2522153
(State or other jurisdiction       (Commission            (IRS Employer
or incorporation)                   File Number)          Identification No.)


925 SOUTH FEDERAL HIGHWAY, SUITE 600
BOCA RATON, FL                                        33432
(Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code (561) 393-8900


NOT APPLICABLE
-------------------------------------------------------------
(Former name or former address, if changed since last report)

ITEM 5.  Other Events

         The Annual and Special Meeting of Shareholders for MacKenzie Investment Management Inc. scheduled for Thursday, September 13, 2001 has been cancelled and will be rescheduled at a later date.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MACKENZIE INVESTMENT MANAGEMENT INC.
                                               (Registrant)


Date: September 11, 2001            /s/ KEITH J. CARLSON
      ------------------            -------------------------------------
                                    Keith J. Carlson
                                    President and Chief Executive Officer